American Century Investment Trust

Prospectus Supplement

High-Yield Fund * Diversified Bond Fund

Supplement dated July 31, 2002 * Prospectus dated July 1, 2002

The following replaces the second paragraph under the heading "What are the funds' investment objectives?" on page 2 of the Investor/Institutional Class and the C/Advisor Class prospectuses.

          Diversified Bond seeks a high level of income by investing in non-money market DEBT SECURITIES.

The following replaces the first paragraph under the heading "How does the fund pursue its investment objective?" on page 7 of the Investor/Institutional Class prospectus and page 9 of the C/Advisor Class prospectus.

          The fund invests in HIGH-YIELD corporate debt securities with an emphasis on securities that are rated below investment grade.

The following replaces the first paragraph under the heading "How does the fund pursue its investment objective?" on page 8 of the Investor/Institutional Class prospectus and page 10 of the C/Advisor Class prospectus.

          Diversified Bond invests at least 80% of its assets in high- and medium-grade, non-money market bonds and other debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities and securities backed by mortgages or other assets. Shorter-term debt securities round out the portfolio.

SH-SPL-31029   0207